UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 21, 2005
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2005-HE3
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

          Delaware                333-121914-05                13-3939229
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation of depositor)     File Number            Identification No. of
                                of issuing entity)             depositor)

1585 Broadway, New York, New York                                10036
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(Address of principal executive offices                  (Zip Code of depositor)
         of depositor)

Registrant's telephone number, including area code   (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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      On July 21, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, successor in interest to HomEq Servicing Corporation, as servicer, Decision One Mortgage Company LLC, as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, WMC Mortgage Corp., as responsible party, Wells Fargo Bank, National Association, as master servicer, securities administrator and custodian, LaSalle Bank National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3 (the "Certificates").

      The Company is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of July 1, 2005, which information is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of July 1, 2005.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 15, 2007                        MORGAN STANLEY ABS CAPITAL I
                                          INC.

                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:   Steven Shapiro
                                          Title:  Vice President

                                INDEX TO EXHIBITS
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Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.      Description                                      Electronic (E)
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99.1             Schedule of information regarding the Mortgage        (E)
                 Loans as of July 1, 2005.